Exhibit No. 17/ AFGL International, Inc./ Form S-3


The  consent of Lehman, Jensen & Donahue, L.C. required  by  Item
601(23) of Regulation S-B is contained in Exhibit 16 to the Registration Statement on Form S-3, and is incorporated herein by this reference.